EXHIBIT 10.44

RELIANT PHARMACEUTICALS, INC -ATP, LLC

SERVICES AGREEMENT

This AGREEMENT, effective this 12th day of February, 2001 by and between RELIANT Pharmaceuticals, Inc., a Delaware limited liability company formed in Delaware, having a place of business at 721 Route 202/206 South, Bridgewater, New Jersey 08807 (hereinafter referred to as “RELIANT”), and ATP, LLC, d/b/a PPD ATP, a North Carolina limited liability company (hereinafter referred to as “ATP”).

WITNESS ETH:

WHEREAS, RELIANT maintains toll-free number(s) through which health care professionals, persons using RELIANT products, and other third parties may request general information concerning RELIANT or information concerning particular RELIANT products or particular disease conditions and effects; and

WHEREAS, ATP provides a national telephone service staffed by [***] health care professionals available to answer inquiries of the type received by RELIANT through its toll-free number(s); and

WHEREAS, RELIANT desires to hire ATP to establish a dedicated phone line to answer inquiries and respond to requests for information concerning specific RELIANT products from health care professionals, persons using RELIANT products, and other third parties who call with such requests in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                      Services Provided by ATP.

A.                                   General Services Calls received through RELIANT’s existing 1-800 number(s), (877-926-0060), (“RELIANT toll-free number(s)”) will be directed to ATP for handling and response in accordance with mutually agreed upon standard operating procedures as established for this Agreement Access to the RELIANT toll-free number(s) by ATP will be used exclusively by ATP to provide services to RELIANT The ATP access system will include queuing and voice mail features that will enable ATP to handle calls RELIANT will review and approve the telephone system scripting prior to implementation by ATP According to the shall conform to all applicable local, state and federal laws, rules, and regulations The objective and project assumptions of the parties, as well as the performance standards for performing the services hereunder, are more particularly set forth in Attachment A.

B.                                     Staff Responses The Staff shall respond to such questions received through the RELIANT toll-free numbers as may be reasonably answered by the Staff using only documents supplied or approved in writing by RELIANT to ATP, including product package inserts, medical information letters, and other background information and data supplied in writing from time to time by RELIANT to ATP

(“RELIANT Data”) The Staff shall respond to inquiries received through the RELIANT toll-free number(s) in accordance with specifications, guidance, or directions for response provided in writing by RELIANT to ATP If the consumers have any inquiries about information not included in the documents that RELIANT has provided or approved for ATP, ATP shall direct such inquiries to the consumer’s healthcare provider All Staff responses must be presented in a non-promotional and well-balanced manner Staff responses may include the following areas to the extent that information that is specific to and responsive to the question(s) asked is contained in the RELIANT Data:

(i)                                   A discussion of the name and description of the product;

(ii)                                The dosage form, doses, route of administration, duration of the drug therapy, and lot number of product in question (if applicable),

(iii)                             Special directions and precautions for administration, and use of a product by the health care professional and/or consumer,

(iv)                            Common or severe side or adverse effects or drug /food interactions and therapeutic contraindications, consistent with the package insert, that may be encountered in the use of a RELIANT product, including their avoidance and the action required if they occur;

(v)                               Techniques for self-monitoring the drug therapy;

(vi)                            Proper storage of a product;

When the Staff receives question(s) from consumers, only the package insert or other references as approved by RELIANT will be used to provide answers. At no time will the Staff provide therapy recommendations to consumers.

ATP and its Staff shall not be responsible for the accuracy or adequacy of the RELIANT Data as per agreed upon standard operating protocol ATP shall perform in accordance and compliance with applicable drug or pharmaceutical labeling, applicable laws and regulations, RELIANT’s instruction, and applicable standards of professional medical care.

C.                                     Adverse Event and Product Complaint Management In the event the questions raised in a call handled by the Staff involve a potential adverse drug event (“ADE”), the Staff shall follow RELIANT-approved written procedures Following receipt of the ADE information, RELIANT will assume responsibility for any follow up with the caller and for any reporting obligation to the regulatory agencies and/or other third parties in relation to the ADE For purposes of this Agreement, it is assumed that ATP will perform initial capture of adverse events and/or product complaints and will forward them to Reliant via facsimile within one [***].

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Collectively, the above services will hereinafter be referred to as the “Telephone Support Services.”

D.                                    Quality Assurance ATP shall maintain quality assurance processes in accordance with mutually agreed upon procedures Such processes include, but are not limited to, continual monitoring and supervision by the project Operations Supervisor and random review of outgoing fulfillment materials and taped conversations, remote call monitoring, “shadow monitoring,” review of digital recordings, documentation review, referral review and fulfillment review An additional component of quality assurance is the continual updating of information as provided to ATP by RELIANT in accordance with established procedures RELIANT has the authority to audit ATP procedures which relate to RELIANT and which materially impact ATP’s role in fulfilling services for RELIANT in accordance with established quality assurance procedures RELIANT may audit ATP at any time during regular business hours at its discretion and agrees to give at least seventy-two (72) hours notice to ATP Such audits may include but are not limited to ATP procedures, files, and records associated with this project.

Adverse events and product complaint reports will be consistently reviewed by an Operations Supervisor prior to submission to RELIANT Time expended in performing the review will be billed according to Attachment B ATP shall administer the PPD ATP Performance Report Card (PRC) to RELIANT at pre- determined intervals throughout the term of the project, as follows:

(i)                                   Start-Up Performance Report, completed after initial [***], measure ATP’s effectiveness in implementing the project.

(ii)                                [***] Performance Report, conducted [***] later and regularly repeated, measures ATP’s ongoing effectiveness in managing and maintaining the project.

E.                                      Staff The parties agree that the staffing level of up to [***] full time equivalent (FTE) pharmacist(s) be established to perform the services hereunder. For purposes of this Agreement, one (1) FTE represents [***] ([***]) hours per week At mutually agreed times of coverage, the Staff of ATP shall be provided to answer the RELIANT toll-free number(s) ATP shall be solely and fully responsible for complying with the laws and regulations applicable to the services of ATP for RELIANT hereunder RELIANT and ATP may also modify hours of coverage and staffing levels upon mutual agreement, in writing After the project starts and ATP better understands the call volume dynamics (volume, length, peak hours, completion rates, etc.), appropriate adjustments to staffing and scope of work can be made upon approval by Reliant.

F.                                      Hours of Coverage During the term of this Agreement, ATP shall provide the General Services to RELIANT Monday through Friday between the hours of 7:00 AM and 7:00 PM, MT All times are Mountain Time, whichever the case may

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

be RELIANT and ATP may also modify hours of coverage and staffing levels upon mutual agreement, in writing.

G.                                     Answering the Lines As the Staff are available to answer an incoming call, he or she will answer the call substantially as follows: “RELIANT Medical Information Line (or a similar greeting as mutually agreed to by the parties) I am a pharmacist/nurse and my name is (consultant name)” If the Staff are answering another telephone call, each incoming telephone call on the RELIANT lines will be held in a queue, and the Staff will answer the telephone call in the order the telephone calls were received The caller will be informed that the call may be monitored for quality assurance purposes Until ATP can answer the telephone call, if desired by RELIANT, a taped message will be played ATP will establish voice mail capability to capture inbound calls while the Staff are answering another telephone call and to capture information during after hours The Staff will access voice mail as needed, but not less than hourly, during dedicated hours of coverage as stated above and will manage information accordingly and in a reasonable time frame for the nature of the inquiry.

H.                                    Records Kept by ATP Information gathered shall include that which RELIANT reasonably requests or ATP deems important ATP shall maintain either written or computerized records in accordance with established procedures Upon termination of this Agreement by either party, all retained records shall be returned to each party, upon request by the other, except for one copy, which may be kept for archival purposes Audiotape records of the calls will be retained for a period of thirty (30) days according to ATP corporate procedures In compliance with applicable laws and Reliant’s document retention policy, Reliant shall accept and retain original records shipped by ATP to Reliant for retention.

I.                                         Reports ATP shall forward a written report of the previous month’s activity to the appropriate contacts at RELIANT within [***] after the end of that month These reports may include, but are not limited to, the following:

(i)                                   the total number of [***]

(ii)                               [***] rates

(iii)                            nature of the inquiry and caller type

(iv)                            number of adverse events reported, and

(v)                               other information deemed as reportable and mutually agreed upon, in writing, by ATP and RELIANT.

Upon request from RELIANT, ATP will modify the content of the standard reports and will invoice RELIANT according to the standard hourly rates under Attachment B of this Agreement.

J.                                        Fulfillment If needed, ATP may send (U.S. Mail, facsimile, and/or FEDEX) appropriate literature to health care professionals, persons using RELIANT products, and other third parties only as per agreed upon written protocol and within a reasonable time after receipt of request While ATP expects to respond to most

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

inquiries within [***] of receipt of a request, for purposes of this Section and fulfilling the terms of this Agreement, a reasonable time shall be not more than [***] unless this time shall be extended by inadequate supply of literature as provided by RELIANT or by other written approval of RELIANT.

K.                                    Project Management ATP shall perform Project Management support which includes, but is not limited to, oral and written communication with RELIANT, procedure and protocol development, procedure and protocol maintenance, report generation, staff training, staff supervision and development, training plan development, quality assurance to include review of ADE and product complaint reports, consultative services, meeting preparation and conduction, and communication with other third parties necessary to business operations These services are provided by Supervisor(s), Quality Assurance Personnel, Trainer(s), Associate Director(s), Director(s), and/or Vice President(s) and will be charged on an hourly rate basis according to Attachment B.

L.                                      Call Tracking Application ATP shall build a customized call tracking application for the purposes of performing the Telephone Support Services ATP will invoice RELIANT for the actual hours dedicated building such application Should application modifications be required, ATP will attain written approval from RELIANT prior to making such modifications.

M.                                 Conformance with Standards ATP shall devote its reasonable best efforts to perform its duties hereunder ATP shall provide the services in accordance with the standards and practices that are generally accepted in the industry and exercised by other persons engaged in performing similar services ATP shall comply with all federal and state laws, rules and regulations relating to the Services to be performed hereunder, and shall ensure that all employees and agents assigned to perform services hereunder are made aware of the obligations contained in this Agreement and are bound by such obligations.

N.                                    Regulatory Inquiries ATP agrees to inform RELIANT promptly of any regulatory action taken against ATP, and to provide a copy of any written correspondence received from a regulatory agency, that may affect ATP’s work hereunder ATP agrees to notify RELIANT of any request received from any applicable regulatory or other governmental agency to inspect or otherwise gain access to the information, data or materials pertaining to the services performed by ATP under this Agreement and the Exhibit(s) ATP shall notify RELIANT of such requests prior to permitting any third-party access and RELIANT and ATP shall jointly agree on a course of action in accordance with applicable law ATP agrees to permit inspection on reasonable notice to RELIANT of such information, data and materials by authorized representatives of such agencies as required by law ATP shall provide RELIANT with copies of such notice(s), related correspondence and any regulatory inspection reports and permit RELIANT representatives to attend such visits.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

O.                                    No Debarred Individuals or Entities ATP represents and warrants for itself and its agents, that ATP has never been and is not currently, and is not using, and shall not use, in any capacity, in connection with any of the Services performed by ATP or its agents hereunder, the services of.

(i)                                  an individual who has been debarred by the FDA pursuant to 21 U.S.C. § 335a (a) or (b) (a “Debarred Individual”) from providing services in any capacity to a person that has an approved or pending drug product application, or an employer, employee or partner of a Debarred Individual; or

(ii)                               a corporation, partnership, or association that has been debarred by the FDA pursuant to 21 U.S.C. § 335a (a) or (b) (a “Debarred Entity”) from submitting or assisting in the submission of an abbreviated new drug application, or an employee, partner, shareholder, member, subsidiary or affiliate or a Debarred Entity.

P.                                      No Knowledge of Inaccuracies ATP further represents and warrants that ATP has no knowledge of any circumstances which may affect the accuracy of the representations and warranties set forth in the previous paragraph ATP shall notify RELIANT promptly upon becoming aware of any such circumstances during the term of this Agreement.

Q.                                    No Conflicts ATP represents and warrants that this undertaking, including each Project accepted by ATP, does not conflict with its duties and obligations under any other agreement to which it is a party, including any agreement with any other contractor or institution or any policies applicable to them.

2.                                      Obligations of RELIANT.

A.                                   Maintenance for Call Forwarding Capabilities If applicable, RELIANT is responsible for maintaining the call forwarding capabilities of the toll-free number(s) and shall bear all expenses incurred for such capabilities and for the RELIANT toll- free number(s) telephone charges used in connection with the Telephone Support Service.

B.                                     Inform ATP of Any Unusual Circumstances If a situation is anticipated that may create an unusually high volume of calls through the RELIANT toll-free numbers (e.g. adverse press, product launch, product recall, etc.), RELIANT shall notify ATP of such situation prior to the occurrence, if possible, and shall provide ATP with any up-to-date information for ATP to give its most accurate response to inquiries.

C.                                     Training of ATP Employees All staff will complete a comprehensive ATP General Training Program, which includes the following components:

[***]

[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

6

[***]

[***]

[***]

Staff will receive additional Project-Specific Training which includes:

[***]

[***]

[***]

[***]

[***]

ATP will collaborate with RELIANT in the development and implementation of Project-Specific Training.

ATP Training team will collaborate with the Operations team to devise comprehensive training programs, which include provisions for:

[***]

[***]

[***]

[***]

[***]

RELIANT, at RELIANT’s sole expense, shall provide personnel and/or training materials to ATP’s facilities necessary to familiarize ATP employees with RELIANT’s products or other information required to provide the services hereunder additional training will be conducted as needed and as mutually agreed upon in writing by RELIANT and ATP. In cases of Staff turnover, ATP shall be responsible for the costs associated with the first [***] hours of Staff training. Thereafter, ATP will invoice RELIANT according to the rates outlined in Attachment B.

D.                                    Provision of Information RELIANT shall be responsible for providing ATP with accurate and up-to-date RELIANT Data as described in Section 1.B above.

E.                                      Designated Representative RELIANT shall designate a representative from time to time who is authorized to identify and request Services from ATP The initial RELIANT representative is Neil Manowitz, Ph.D For the operation of the information response service, RELIANT shall obtain a toll-free telephone number and arrange for calls to be forwarded to ATP’s telephone response center.

3.                                       Term of Agreement The term of this Agreement shall commence upon Effective Date of this Agreement and shall exist and continue until December 31, 2001 Thereafter, this Agreement shall be automatically renewable for successive two- year periods, under the terms and conditions herein, as amended from time to time upon mutual agreement by both parties, except that upon renewal of the contract, the parties shall review and make any mutually agreed upon adjustments to the Hourly

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

7

Fee Schedule in Attachment B ATP and RELIANT will negotiate in good faith and use their best efforts to reach such mutual agreement by December 1, of each year the contract is in force.

4.                                      Termination This Agreement may be terminated as follows:

A.                                   By RELIANT or ATP without cause upon one hundred twenty (120) days written notice to the other party Under this notice of termination, the term of the Agreement shall be one hundred twenty (120) days from the date of receipt of the written notice by the non-terminating party.

B.                                     By RELIANT or ATP immediately on notice to the other, if the other party shall fail to make any undisputed payments within thirty (30) days of the date when due hereunder.

C.                                     By RELIANT or ATP, if the other party shall default in the performance of any term or condition of this Agreement (other than nonpayment of moneys owed), on thirty (30) days# prior written notice to the other, specifying the nature of the default, unless such defaulting party shall (i) cure that default within the thirty-day period; or (ii) present the non-defaulting party a reasonable plan to cure such default and thereafter comply with such plan as determined by the non-defaulting party.

D.                                    By RELIANT or ATP immediately on notice to the other, if the other party shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of such other party’s property or a proceeding is commenced against it which reasonably will impair substantially its ability to perform hereunder.

Upon termination both parties shall be relieved of any further obligations hereunder except those set forth in Sections 8, 9, 10, 11, 12, and 14 and payment for Services rendered set forth in Section 5 Termination shall not affect the rights or obligations of either party accrued as of such termination.

5.                                      Payments for Services Rendered by ATP.

A.                                   Staffing Fee RELIANT shall compensate ATP for performance of services rendered by ATP pursuant to this Agreement on a time of staff hourly rate basis, with that hourly rate, based on the number of hours spent in one-fourth (¼) hour increments. The time of staff hourly rate schedule for the periods January 1, 2000, through December 31, 2001, is set forth in Attachment B and incorporated herein by reference Terms used in Attachment B shall have the following meanings: “Crisis” shall mean any circumstance that results or is anticipated to cause a significant increase in call volume These circumstances include, but are not limited to press releases, drug recall, drug tampering, professional journal articles, and major announcements at national healthcare related meetings In the case of a Crisis, staff will be added only upon approval from RELIANT. “Holiday” shall mean those days

8

identified as ATP holidays in Attachment B, that ATP provides services to RELIANT.

The fees associated with Project Management as described in Section 1.K, shall be invoiced according to the rates defined in Attachment B.

B.                                     Additional Costs RELIANT shall reimburse ATP for all out-of-pocket expenses incurred by ATP in performing the services hereunder plus a [***]% administration fee. As set forth in Attachment B, these costs include telephone usage, faxing, postage, literature searches, and outsourced photocopying The administrative charge covers the cost associated with the required accounting processes. Out-of-pocket expenses not listed above must be pre-approved by RELIANT. Travel expenses, including coach airfare, will be invoiced at cost Meals associated with meetings as requested by RELIANT will be invoiced at cost. Customized software, computer programming, and telephone programming will be billed according to the rate set forth in Attachment B ATP will notify RELIANT of any unforeseen added expenses for customized software, computer programming and will initiate such services only with prior approval from RELIANT.

C.                                     Billing and Payment ATP shall submit monthly invoices to RELIANT setting forth staffing fees and additional costs Payment shall be due within thirty (30) days of receipt of the invoice. Records of ATP relating to amounts invoiced may be audited by RELIANT representatives upon receipt of reasonable notice from RELIANT during the term of this Agreement or within four (4) years thereafter.

6.                                      Circumstances beyond the Control of ATP. Certain members of the Staff of ATP will be state licensed health care professionals and/or will be health care professionals in the process of being licensed in a particular state. Any state may maintain that some state- specific licensing is required in a particular state in order for ATP or RELIANT to provide the services hereunder in such state In the event that a state other than North Carolina requires licensing of the ATP employees in that state, RELIANT will not offer the services to be provided by ATP in Section 1A and lB in that state, and at the option of either party, this Agreement may terminate as stated under Section 4A, and RELIANT shall pay ATP any fees earned prior to termination. As of the date of this Agreement, ATP is unaware of any state in which ATP cannot provide services as described in this Agreement.

7.                                       Independent Contractor Status. ATP is and at all times shall be an independent contractor in the performance of this Agreement and is not authorized to bind RELIANT to any agreement or contract, or in any other manner, with any third party ATP shall exercise control over its employees and agents and shall be solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries, or other remuneration of its employees and agents, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions, or annuities which are imposed as a result of the employment of ATP’s employees and/or agents.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

9

8.                                       Rights to Program and Other Property All computer programs, including any documentation relating thereto, and all trade secrets, copyrights, and other intellectual and proprietary rights, developed by ATP in connection with the performance of Services hereunder, are owned by and shall remain the exclusive proprietary property of ATP Such materials shall be deemed confidential business information of ATP and subject to the limitations and restrictions of section 9 of this agreement Any data or information generated by ATP as a result of inquiries received through the RELIANT or any patients or numbers, documents and information supplied to ATP by RELIANT or patients or healthcare professionals purchasing, using the prescribing RELIANT products, including product package inserts, protocols, training materials and any reports or compilation of data, inquiries, or responses prepared by ATP in performing the services for RELIANT shall be referred to as “RELIANT Information.” RELIANT Information shall be owned by RELIANT and, to the extent that they are reduced to written form, RELIANT shall be deemed owner of the copyright in relation to such materials Such materials shall be deemed confidential business information of RELIANT and subject to the limitations and restrictions of Section 9 of this Agreement Within five (5) business days after the termination of this Agreement for any reason, the RELIANT Information shall be returned to RELIANT except for one copy which may be kept for archival purposes only.

9.                                      Confidential Information RELIANT and ATP hereby acknowledge that their businesses involve the development of valuable and confidential business information “RELIANT Confidential Information” shall mean any information treated by RELIANT as confidential, including without limitation all RELIANT Data, including, but not limited to, product package inserts, protocols, training, materials and any reports or compilation of data, inquiries or responses prepared by ATP in performing the services hereunder for RELIANT, and all information relating to ADE’s received through RELIANT toll-fee number(s) from all callers and third parties “ATP Confidential Information” shall mean any information rightfully treated by ATP as confidential, including ATP’s use of telephone services to provide access to a wide variety of information on a national basis During the term of this Agreement, and for a period of five (5) years following the termination of this Agreement, ATP and RELIANT agree that, without the prior written consent of the other party, it shall not disclose to any third party nor use for any purposes whatsoever, any RELIANT Confidential Information or ATP Confidential Information which has been disclosed by the other party or by any other person or entity on behalf of the other party or learned in the performance hereof other than carrying out the terms of this Agreement In addition, neither party shall disclose the essential terms of this Agreement to any other entity or person This obligation of non-disclosure does not extend to Confidential Information which was in the possession of or known by either party prior to their receipt of the information from the other party as evidenced by written records; is or becomes available to the general public by acts not attributable to a breach or default of an agreement by the other party; is hereafter furnished to RELIANT or ATP by a third party as a matter of right without restriction on disclosure; or that RELIANT or ATP is obligated to produce under Court or governmental order, limited to the purposed and extent of

10

such order, in which case either party will notify the other as far in advance as possible to allow the other party to challenge such production In addition, each party further agrees to use its reasonable precaution to safeguard the confidentiality of all proprietary information and trade secrets of the other party Upon termination of this Agreement by either party, all Confidential Information shall be returned to each party, upon request by the other, except for one copy which may be kept for archival purposes Neither party shall make any press releases during the term of this Agreement with respect to the existence of this agreement, without the prior notice of the other party, unless such disclosure is required by Law.

10.                                Noninterference with Employees Each party acknowledged that the other’s employees have received special training and have expertise in rendering services and are a valuable and unique asset of such party’s business During the period this Agreement is in effect and for a one (1) year period following the termination of this Agreement, each party agrees that, without the prior written consent of the other, it shall not solicit any employee of the other (i) to terminate his or her employment with such party or (ii) to become associated with the other or its affiliates.

11.                                Remedies No adequate remedy at law may exist or be available in the event of a breach or threatened breach of the covenants contained in Sections 8, 9, and 10 In the event of any breach or threatened breach by RELIANT or ATP, the other party shall be entitled to seek injunctive relief, including a temporary restraining order and preliminary injunction, without the posting of bond or other security restraining such breach by the other party provided, however, that nothing herein shall be construed as prohibiting the other party from pursuing any other remedies available with respect to such breach or threatened breach, including the recovery of damages.

12.                                Indemnification RELIANT shall indemnify and save ATP harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against ATP as a result of or arising from RELIANT’s breach or default of this Agreement, the negligence or misconduct of RELIANT or its employees, or on account of the RELIANT Data ATP shall indemnify and save RELIANT harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against RELIANT as a result of or arising from ATP’s breach or default of this Agreement or from the negligence or misconduct of ATP or its employees in performance of the services hereunder The indemnifying party, provided it properly notifies in advance and protects the interests of the other party, shall have the sole control of the defense of any such action which shall be exercised reasonably and of all negotiations for its settlement or compromise, and the other party will provide, at the indemnifying party’s expense, reasonable assistance in defending, at the indemnifying party’s discretion, any claim, suit, or action.

13.                                 Insurance of ATP During the term of this Agreement, ATP shall maintain in full force and effect comprehensive general liability insurance, including professional and contractual liability coverages, with aggregate coverage of no less than $2,000,000 single limit If so requested by RELIANT, ATP shall provide RELIANT

11

a certificate evidencing such insurance If the insurance is on a “claims made” basis, ATP shall obtain tail coverage for at least seven (7) years after termination of this Agreement.

14.                               Liability: Disclaimers: Warranties.

A.                                   Liability Except for acts constituting gross negligence or willful misconduct, neither party shall be liable to the other under or in connection with this Agreement for special, indirect, consequential, punitive or exemplary damages of any nature, including lost profits or saving.

B.                                     Force Majuere Neither party shall be liable, in any manner, for failure to meet its obligations pursuant to this Agreement to the extent that such failure is caused by the following: any delay of carriers, supplies, or telecommunication providers; extreme weather or Act of God, or any Change of Law “Change of Law” means any change in, or binding change in the judicial or administrative interpretation of, or adoption of, any Law, which is implemented after the date hereof “Law” means any federal, state, local or other constitution, charter, act, statute, law, ordinance, code, rule, regulations, order, specified standards or objective criteria contained in any applicable permit or approval, or other legislative or administrative action of the United States of America, or any state or agency, department authority, political subdivision of other instrumentality of either thereof, or a final decree, judgment, or order of a court If the Force Majeure continues for more than thirty (30) days, the party not suffering the Force Majeure may terminate this Agreement upon five (5) days written notice to the other party.

15.                                Assignment and Delegation of Duties Neither party hereto may assign any of its rights or delegate any of its duties hereunder without the other party’s express written consent to such assignment or delegation, except that RELIANT may, without consent, assign its rights and responsibilities hereunder to any Affiliate of RELIANT or to any corporation, firm or other business entity with or into which RELIANT may merge or consolidate or to which RELIANT may sell or transfer all or substantially all of its assets.

16.                                Governing Law This Agreement shall be construed and governed under the laws of the State of New Jersey.

17.                                Severability Any invalidity or unenforceability of any paragraph or part of any paragraph herein shall not in any way affect the validity or enforceability of any other paragraph or any part of any other paragraph, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

18.                                Access RELIANT shall have the right, but not the obligation, to independently visit ATP or any site where the services are performed to review performance of services herein In the event RELIANT intends to undertake such visits, RELIANT shall provide reasonable notification to ATP, and ATP shall provide assistance and cooperation.

12

19.                                Construction of Agreement The descriptive headings of the sections of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement To the extent any provision of this Agreement or the application thereof is found by a proper authority to be invalid or unenforceable, it shall be considered deleted herefrom, and the remainder of this Agreement shall continue in full force and effect.

20.                                Notices Any notices, requests or other communications given under this Agreement shall be in writing and shall be given by personal delivery, or sent by (a) facsimile transmission (with message confirmed during normal business hours); (b) first class mail, postage prepaid; or (c) Federal Express (or equivalent nationally recognized overnight delivery service), delivery charges prepaid All notices shall be given to a party at its respective address set forth below, or at such other address as such party from time to time may specify by notice in accordance with this Section 20 A notice shall be deemed given when actually received; provided, that if any facsimile notice is received after 5:00 P.M. local time at the place of receipt, it shall be deemed to have been given as of the next following business day.

RELIANT:

Reliant Pharmaceuticals, LLC

721 Route 202-206 South

Attn: Michael J Lemer, Vice President

and General Counsel

ATP:

PPD ATP

2655 Meridian Parkway

Durham, North Carolina 27713

Attn: Lori Eberhardt, Vice President

21.                               Signatories This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement Any photocopy or facsimile of this Agreement, or of any counterpart, shall be deemed the equivalent of an original.

22.                               Survival Any terms of this Agreement which by their nature extend beyond its performance, expiration or termination shall remain in effect indefinitely until fulfilled in accordance with their terms.

23.                               Waiver. Waiver by either party or the failure by either party to claim a breach of any provision of this Agreement (including the Exhibit(s)) shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach of any provision hereof.

24.                               Entire Agreement This Agreement with all attachments constitutes the entire Agreement among the parties pertaining to the subject matter contained herein and

13

supersedes any and all prior and contemporaneous agreements, representations, and understandings No supplement to or modification of this Agreement shall be binding unless executed in writing by each of the parties hereto.

14

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be signed by its duly authorized officers as of the day and year first above written.

RELIANT PHARMACEUTICALS, INC.

By:	Date:

Printed Name:

Title:

ATP, LLC

By:	Date:

Printed Name:

Title:

15

ATTACHMENT A

Objective and Project Assumptions and Performance Standards

1.                                       Objective and Project Assumptions.

The primary objective is to provide a centralized call unit to manage inquiries from consumers, health care professionals, and sales representatives regarding RELIANT’s products, which initially will include [***].

The monthly call volume for [***] is estimated to be [***] calls per month for the first [***] months and then [***] calls per month for months [***].

ATP estimates that the call length, including documentation, for a “standard” information request is [***] per call.

ATP estimates that the call length, including documentation, for adverse events and/or product complaints are [***] per call RELIANT estimates ATP will manage approximately [***] serious adverse events per month.

ATP will coordinate fulfillment (U.S. Mail, FedEx, Fax) of medically-legally approved letters and literature as needed.

Approximately [***] of all inbound inquiries are followed with a written response and/or package insert.

ATP will collaborate with RELIANT in developing a process for responding to inquiries received via e-mail.

RELIANT will provide ATP with electronic copies of the standard medical letters as well as hard copy of the current package inserts.

ATP provides extensive Medical Letter writing services. Should RELIANT be interested, ATP will provide RELIANT with a proposal to update and revise existing medical letters.

RELIANT will provide ATP with letterhead, envelopes, and literature needed for fulfillment purposes.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

2.                                       Metric Expectations.

Introduction: Performance metrics are primarily a function of the staffing model selected RELIANT has contracted ATP to provide [***] of coverage each day with one pharmacist available during each hour Performance reports will be provided to RELIANT on a monthly basis After ATP better understands the inquiry request volume, recommendations may be made to increase efficiencies and performance metrics if so required.

Crisis conditions (media campaigns, press release, product withdrawal, etc.) may produce spikes in inquiry volume During such unexpected conditions, all attempts will be made to meet performance metrics although this may not be possible and is dependent upon staffing level In order to better serve our clients, ATP requests advance notice of such events, if possible, so that we may provide additional qualified staff to assist during temporary crisis conditions.

ATP will proactively evaluate the below mentioned performance metrics on a monthly basis and will recommend to RELIANT project modifications (adjust staff level, change hours of operation, modify processes, etc.) in order to meet the below performance metrics.

[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

ATTACHMENT B

Rate Schedule and Budget Estimate

Hourly Dedicated [***] Staffing Rate:
7 AM - 7 PM Weekdays	$	[***]
7 PM - 7 AM Weekdays & Weekends	$	[***]
Crisis	$	[***]
Holidays	$	[***]
Hourly Dedicated Customer Assistance Specialist Staffing Rate:
7 AM - 7 PM Weekdays	$	[***]
7 PM -7 AM Weekdays & Weekends	$	[***]
Crisis	$	[***]
Holidays	$	[***]
Hourly Information Systems Support, Database Programming, and Telephone Programming Rate:	$	[***]

Hourly Videoconferencing Rate:	$	[***]

Telephone Usage,	$	[***]
Literature searches, Outsourced copying:

Travel	$	[***]

Fulfillment (In-house) :	$	[***]/piece

Hourly Operations Supervisor, Trainer,

Quality Assurance Coordinator Rate:	$	[***]

Hourly Associate Director Rate:	$	[***]

Hourly Director/Executive Director/VP Rate:	$	[***]

Computer workstation Set-Up	$	[***]/station

Note:

•                  Hourly rates are applied to the time zone which the services are performed. For purposes of this Agreement, services will be performed in the Denver, CO facility and times listed above are in Mountain Time.

•                  Hours of operation may be modified as approved by the parties.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

(Hourly Rate Schedule and Budget Estimate)

* The following dates are considered as holidays for the purpose of this Agreement If requested, Consultant will provide services to RELIANT on these days at the rates listed above.

Year 2000
New Year’s Day	Thanksgiving
Good Friday	Day-After Thanksgiving
Memorial Day	Christmas Day
July Fourth (observed)	Day After Christmas
Labor Day	December 31 (New Year’s Eve Day)

Year 2001
New Year’s Day	Thanksgiving
Good Friday	Day-After Thanksgiving
Memorial Day	Christmas Eve Day
July Fourth (observed)	Christmas Day
Labor Day	December 31 (New Year’s Eve Day)

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above observed holidays actually occur.

2

Rate Schedule and Budget Estimate

Service	Unit	Price/Unit		No of Units	Total Est Cost
START-UP COSTS
Protocol/SOP Development and Approvals	hours	$	[***]	[***]	$	[***]
Training Development	hours	$	[***]	[***]	$	[***]
Project Implementation Meetings	hours	$	[***]	[***]	$	[***]
TECHNOLOGY
Computer Workstations, Telephone Hardware Set-up	per station	$	[***]	[***]	$	[***]
Telecom Set-up	hours	$	[***]	[***]	$	[***]
Voice Mail Set-up	hours	$	[***]	[***]	$	[***]
Information Resources ([***])	Included	$	[***]	[***]	$	[***]
Line/WAN Installation	per line	$	[***]	[***]	$	[***]
MS Access Call Tracking Application	hours	$	[***]	[***]	$	[***]
MS Access Application Test	hours			[***]	$	[***]
RESOURCE COSTS	hours
[***] Staff: Based on [***]	hours			[***]	[***]
Regular (7:00 A.M – 7:00 P.M., MT, Weekdays)	hours	$	[***]	[***]	$	[***]
After-hours Regular (7:00 A.M – 7:00 P.M., MT, Weekdays & Weekends)	hours	$	[***]	[***]	$	[***]
Crisis	hours	$	[***]	[***]	$	[***]
Holiday	hours	$	[***]	[***]	$	[***]
Project Management:	hours	$	[***]	[***]	$	[***]
IT Support (ongoing)	hours	$	[***]	[***]	$	[***]
ADDITIONAL COSTS
Phone Usage and Faxing	per minute	$	[***]	[***]	$	[***]
Literature Search	per search	$	[***]	[***]	$	[***]
Travel	per trip	$	[***]	[***]	$	[***]
Outsourced Copying	per order	$	[***]	[***]	$	[***]
Business Related Entertainment (i.e Meals)	per event	$	[***]	[***]	$	[***]
Videoconferencing	hours	$	[***]	[***]	$	[***]
Fulfillment	per unit	$	[***]$[***]/piece	[***]	$	[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

AMENDMENT NO. 1
TO AN AGREEMENT BY AND BETWEEN
RELIANT PHARMACEUTICALS, LLC
AND PPD MEDICAL COMMUNICATIONS
DATED FEBRUARY 12, 2001

THIS AMENDMENT is made as of December 31, 2001, by and between RELIANT PHARMACEUTICALS, LLC (“CLIENT”) and ATP, LLC d/b/a PPD Medical Communications, successor in interest to ATP, Inc. (“PPD”).

WHEREAS, CLIENT and PPD entered into that certain services agreement dated February 12, 2001 pursuant to which PPD provides CLIENT with a communications service staffed by health care professionals to answer inquiries relating to CLIENT’s products (the “Agreement”); and

WHEREAS, CLIENT and PPD wish to further amend the Agreement to provide for PPD’s continued performance of these services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement to include the following:

1.                                       Section 3 of the Agreement is deleted in its entirety and replaced with the following new Section 3:

“3.           Term of the Agreement. The term of this Agreement shall commence upon Effective Date of this Agreement and shall exist and continue until February 28, 2003.  Thereafter, this Agreement shall be automatically renewable for successive one-year periods under the terms and conditions herein, as amended from time to time upon mutual agreement by both parties, unless a party provides the other party notice of its intention not to renew sixty (60) days prior to the expiration of the term, except that upon renewal of the Agreement each year, the parties shall review and make adjustments to the hourly fee schedule in Attachment B.”

2.                                       Section 5A of the Agreement is amended by adding the following language as a new third paragraph:

“Upon renewal of this Agreement as provided in Section 3, on or before February 1 of each year for the term of this Agreement, the staff hourly rate will be agreed to by the parties in the form of a replacement Attachment B to be signed by CLIENT and PPD.  Should the replacement Attachment B not be executed before January 15, PPD’s standard Fee Structure for the following March 1 through December 31 shall apply, pending the execution and implementation of the replacement Attachment B.”

Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto agree as provided above.

RELIANT PHARMACEUTICALS, LLC	ATP, LLC

By:	By:
Name:	Name:
Title:	Title:

ATTACHMENT B

PPD FEE STRUCTURE

01/01/02
-2/28/03

START-UP COSTS (One-Time)
Start-Up Costs Include: Protocol/SOP Development and Approval, Training Development, and Project Implementation, including Associated Meetings:	$	[***]

TECHNOLOGY COSTS (as Indicated)
Workstation Set-up (per Station):	$	[***]
Information Systems Support, Database and Report Programming, Videoconferencing, and Telephone Programming Rate (per Hour):	$	[***]
After-Hours Laptop Hardware Set-Up (per Laptop):	$	[***]

RESOURCE COSTS (Hourly)
Health Care Professional Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
Nurse Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
Customer Assistance Specialist Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
Other Coverage Rate:
Pager	$	[***]
Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	$	[***]
Associate Director	$	[***]
Director/Executive Director/Vice-President	$	[***]
Medical Writing Rate:
Medical Letter Writer	$	[***]
Senior Medical Letter Writer	$	[***]
Editorial & Literature Search Coordinator	$	[***]

ADDITIONAL COSTS (as Indicated)
Telephone/Pager/Cell Phone Charges, Faxing, Literature Searches, Outsourced Copying, Bibliographic Database Access:	$	[***]
Travel, Meals, Copyright Clearance, External Document Retrieval:	$	[***]
Postage and Fulfillment	[***]/piece

*All times are Mountain Time.

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

** The following dates are considered as holidays for the purpose of this Agreement.  If requested by CLIENT, in writing at least 60 working days in advance, PPD will provide services to CLIENT on these days as mutually agreed at the listed Holidays rates.

New Year’s Day (observed)

Good Friday

Memorial Day

July Fourth (observed)

Labor Day

Thanksgiving

Day After Thanksgiving

Christmas Day (observed)

Day After Christmas or Christmas Eve Day (observed)

New Year’s Eve Day

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above observed holidays actually occur.

2

AMENDMENT NO. 2
TO AN AGREEMENT BY AND BETWEEN
RELIANT PHARMACEUTICALS, LLC AND ATP, LLC
DATED FEBRUARY 12, 2001 AND AMENDMENT NO. 1
DATED DECEMBER 31, 2001

THIS AMENDMENT is made as of this 14th day of April, 2003 (“Effective Date”), by and between Reliant Pharmaceuticals, LLC (“RELIANT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, RELIANT and PPD entered into that certain Services Agreement (“Agreement”) dated February 12, 2001, as amended December 31, 2001, pursuant to which PPD provides RELIANT a dedicated phone line to answer inquiries and respond to requests for information concerning specific RELIANT products from healthcare professionals, persons using RELIANT products and other third parties who call with such requests (the “Agreement”);

WHEREAS, RELIANT and PPD wish to further amend the Agreement to provide for PPD’s continued performance of these services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement to include the following:

I.              Attachment B, PPD Fee Structure

Revisions:

I.              Attachment B, PPD Fee Structure.

Attachment B (PPD Fee Structure) is hereby deleted and replaced in entirety with revised Attachment B (PPD Fee Structure) for 03/01/03-12/31/03, attached hereto and incorporated herein by reference.

Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto agree as provided above.

RELIANT PHARMACEUTICALS, LLC	ATP, LLC

By:	By:
Name:	Name:
Title:	Title:

ATTACHMENT B
PPD FEE STRUCTURE

03/01/03
-12/31/03

START-UP COSTS (One-Time)
Start-Up Costs Include: Protocol/SOP Development and Approval, Training Development, and Project Implementation, including Associated Meetings:	$	[***]

TECHNOLOGY COSTS (as Indicated)
Workstation Set-up (per Station):	$	[***]
Information Systems Support, Database and Report Programming, Videoconferencing, and Telephone Programming Rate (per Hour):	$	[***]
After-Hours Laptop Hardware Set-Up (per Laptop):	$	[***]

RESOURCE COSTS (Hourly)
[***] Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
[***] Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
[***]Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
Other Coverage Rate:
Pager	$	[***]
Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	$	[***]
Associate Director	$	[***]
Director/Executive Director/Vice-President	$	[***]
Medical Writing Rate:
Medical Letter Writer	$	[***]
Senior Medical Letter Writer	$	[***]
Editorial & Literature Search Coordinator	$	[***]

ADDITIONAL COSTS (as Indicated)
Telephone/Pager/Cell Phone Charges, Faxing, Literature Searches, Outsourced Copying, Bibliographic Database Access:	$	[***]

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Travel, Meals, Copyright Clearance, External Document Retrieval:	$	[***]
Postage and Fulfillment	[***]/piece

*All times are Mountain Time.

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

** The following dates are considered as holidays for the purpose of this Agreement.  If requested by CLIENT, in writing at least 60 working days in advance, PPD will provide services to CLIENT on these days as mutually agreed at the listed Holidays rates.

New Year’s Day (observed)

Good Friday

Memorial Day

July Fourth (observed)

Labor Day

Thanksgiving

Day After Thanksgiving

Christmas Day (observed)

Day After Christmas or Christmas Eve Day (observed)

New Year’s Eve Day

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above observed holidays actually occur.

2

AMENDMENT NO. 3

THIS AMENDMENT NO. 3 (“Amendment No. 3) is made this 19th day of January, 2004 (“Effective Date”), by and between Reliant Pharmaceuticals, Inc. (“CLIENT”) and ATP, LLC d/b/a PPD Medical communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Services Agreement dated February 12, 2001 as amended by Amendment No. 1 dated December 31,2001 and Amendment No. 2 dated April 14, 2003, (collectively, “Agreement”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.               All references to “ATP” contained in the body of the Agreement shall be amended to read “PPD .”

2.               The first sentence of Section 1 F, Services Provided by PPD, Hours of Coverage, shall be deleted in its entirety and replaced with the following sentence: “During the term of this Agreement, PPD shall provide the General Services to CLIENT Monday through Friday between the hours of 7:00 AM and 3:00 PM, MT.”

3.               Section 3 of the Agreement, Term of Agreement, shall be deleted in its entirety and replaced with the following as of February 28, 2003:

“3. Term of Agreement. The term of this Agreement shall commence upon Effective Date of this Agreement and shall continue unless terminated in accordance with Section 4 below.”

4.               The last paragraph of Section 4, Termination, shall be deleted in its entirety and replaced with the following paragraph:

“Upon termination both parties shall be relieved of any further obligations hereunder except those set for the Sections 8, 9, 10, 11, 12, 14, 17,20, 24 and 25. Termination shall not affect the rights or obligations of either party accrued as of such termination.”

5.               Section 5A of the Agreement, Payments for Services Rendered by PPD, Staffing Fee, shall be deleted in its entirety and replaced with the following paragraph:

“A. Staffing Fee. CLIENT shall compensate PPD for performance of services rendered by PPD pursuant to this Agreement on a time of staff hourly rate basis, with that hourly rate based on the number of hours spent in one-fourth (1/4) hour increments. The PPD Fee Structure attached to the Agreement as Attachment B shall be revised by PPD on an annual basis during the term of the Agreement. On or before October 15th of each year during the term of the Agreement, PPD shall provide CLIENT with the revised PPD Fee

Structure reflecting PPD’s rates for the upcoming calendar year, which revised PPD Fee Structure shall be attached to this Agreement and incorporated by reference herein. Unless otherwise agreed to by the parties in writing, the new PPD Fee Structure shall be in effect for the duration of such upcoming calendar year beginning on January 1’ and ending on December 31”. Terms used in Attachment 5 shall have the following meanings: “Crisis” shall mean any circumstance that results or is anticipated to cause a significant increase in call volume. These circumstances include, but are not limited to press releases, drug recall, drug tampering, professional journal articles, and major announcements at national healthcare related meetings. In the case of a Crisis, staff will be added only upon approval from CLIENT. “Holiday” shall mean those days identified as PPD holiday in Attachment B that PPD provides services to CLIENT.”

6.               Pursuant to Paragraph 5 above, the 2004 PPD Fee Structure attached to this Amendment as Attachment B shall be effective beginning January 1, 2004 and shall remain in effect until December 31,2004.

7.               Section 5C of the Agreement, Payments for Services Rendered by PPD, Billing and Payment, shall be amended to include the following sentence:

“PPD’s federal tax identification number is 22-2734293.”

8.               The Agreement is amended to reflect a new Section 25, Use of Copyrighted Materials, and shall read as follows:

“25. Use of Copyrighted Material. If, in connection with a Project, CLIENT requests PPD to make and/or distribute copies of copyrighted materials such as journal articles or excerpts from publications, CLIENT agrees to pay the cost of any copyright fees incurred by PPD that are necessary for PPD to produce and distribute such copies. CLIENT shall indemnify PPD for any and all damages, losses, and costs, including, without limitation, reasonable attorneys’ fees, which PPD incurs as a result of making and/or distributing copyrighted material pursuant to CLIENT’S request.”

9.               In the event of any inconsistency or conflict of terms between the Agreement and this Amendment No, 3, the terms of this Amendment No. 3 shall control.

10.         Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first above written.

Reliant Pharmaceuticals, Inc.	ATP, LLC

By:	By:

Name:	Name:

Title:	Title:

2

ATTACHMENT B
2004 PPD FEE STRUCTURE

01 101 104
-1 2/31 104

TECHNOLOGY COSTS (as Indicated)	$	[***]
Workstation Set-up (per Station):
Information Systems Support, Database and Report
Programming, Videoconference, and Telephone
Programming Rate (per Hour):	$	[***]
After-Hours Laptop Hardware Set-Up (per Laptop):	$	[***]

RESOURCE COSTS (Hourly)
[***] Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
[***] Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends”	$	[***]
Crisis	$	[***]
Holidays**	$	[***]

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

[***] Staffing Rate:
7 AM - 7 PM Weekdays*	$	[***]
7 PM - 7 AM Weekdays & Weekends*	$	[***]
Crisis	$	[***]
Holidays**	$	[***]
Other Coverage Rate:
Pager	$	[***]
Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	$	[***]
Associate Director	$	[***]
Director/Executive Director/Vice-President	$	[***]
Medical Writing Rate:
Medical Letter Writer	$	[***]
Senior Letter Writer	$	[***]
Editorial & Literature Search Coordinator	$	[***]
ADDITIONAL COSTS (as Indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Literature Searches, Outsourced Copying, Bibliographic Database Access, Travel, Meals, Copyright Clearance, External Document Retrieval, Postage and Fulfillment, Off-Site Storage

	$	[***]
Internal Document Retrieval	$	[***]/document

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

Internal Photocopying	$	[***] /page

* All times are Mountain Time.

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

** The following dates are considered as holidays for the purpose of this Agreement. If requested by CLIENT, in writing at least 60 working days in advance, PPD will provide services to CLIENT on these days as mutually agreed at the listed Holidays rates.

New Year’s Day (observed)

Good Friday

Memorial Day

duly Fourth (observed)

Labor Day

Thanksgiving

Day After Thanksgiving

Christmas Day (observed)

Day After Christmas or Christmas Eve Day (observed)

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above-observed holidays actually occur.

6

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (“Amendment”) is made this 29th day of November, 2004 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc. (f/k/a Reliant Pharmaceuticals, LLC) (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPO Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Services Agreement dated February 12, 2001, and amended by Amendment No. 1 dated December 31, 2001, Amendment No. 2 dated April 14, 2003 and Amendment No. 3 dated January 19, 2004 (collectively, the “Agreement”) pursuant to which PPD provides CLIENT certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       In the preamble of the Agreement, “721 Route 202/206 South, Bridgewater, New Jersey 08807” shall be deleted in its entirety and replace with “110 Allen Road, Liberty Corner, New Jersey 07938”.

2.                                       Pursuant to Section 5A of the Agreement, the 2005 PPD Fee Structure attached to this Amendment No. 4 as Attachment B shall replace the existing Attachment B to the Agreement and shall be effective beginning January 1, 2005 and shall remain in effect until December 31, 2005.

3.                                       The first sentence of Section 5B of the Agreement shall be deleted in its entirety and replaced by the following:

“RELIANT shall reimburse PPD for all out of pocket expenses incurred by PPD in performing the services hereunder.”

4.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

5.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Keith S. Rotenberg	By:	/s/ Lori Eberhardt

Name:	Keith S. Rotenberg, Ph.D.	Name:	Lori Eberhardt

Title:	Sr. VP, Research & Development	Title:	VP, Operations

ATTACHMENT A

2005 PPD FEE STRUCTURE

01/01/05 – 12/31/05
TECHNOLOGY COSTS (as indicated)
Workstation Set-up (per Station)	[***]
Information Systems Support, Database and Report Programming, Videoconferencing and Telephone Programming Rate (per hour):	[***]
After-Hours Laptop Hardware Set-Up (per Laptop):	[***]

RESOURCE COSTS (Hourly)
Pharmacist Staffing Rate
9 AM – 9 PM Weekdays*	[***]
9 PM – 9 AM Weekdays & Weekends*	[***]
Crisis & Holidays**	[***]
Nurse Staffing Rate
9 AM – 9 PM Weekdays*	[***]
9 PM – 9 AM Weekdays & Weekends	[***]
Crisis & Holidays**	[***]
Customer Assistance Specialist Staffing Rate
9 AM – 9 PM Weekdays*	[***]
9 PM – 9 AM Weekdays & Weekends*	[***]
Crisis & Holidays**	[***]
Other Coverage Rate:
Pager	[***]
Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	[***]
Associate Director	[***]
Director/Executive Director/Vice-President	[***]
Medical Writing Rate:
Medical Letter Writer	[***]
Senior Medical Letter Writer	[***]
Editorial & Literature Search Coordinator	[***]

ADDITIONAL COSTS (as indicated)

Telephone/Pager/Cell Phone Charges, Faxing, Literature Searches, Outsourced Copying, Bibliographic Database Access, Travel, Meals, Copyright Clearance, External Document Retrieval, Postage and Fulfillment, Off-Site Storage:

$ [***]
Internal Document Retrieval	[***]/document
Internal Photocopying:	[***]/page

*  All times are Eastern Time.

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

ATTACHMENT B

2004 PPD FEE STRUCTURE

** The following dates are considered as holidays for the purpose of this Agreement. If requested by CLIENT, in writing at least 60 working days in advance, PPD will provide services to CLIENT on these days as mutually agreed at the listed Holidays rates.

New Year’s Day (observed)

Good Friday

Memorial Day

July Fourth (observed)

Labor Day

Thanksgiving

Day After Thanksgiving

Christmas Day (observed)

Day After Christmas or Christmas Eve Day (observed)

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above-observed holidays actually occur.

2

AMENDMENT NO. 5

THIS AMENDMENT NO. 5 (“Amendment”) is made this 1st day of January, 2006 (“Effective Date”) by and between Reliant Pharmaceuticals, LLC (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Services Agreement dated February 12, 2001, and amended by Amendment No. 1 dated December 31, 2001, Amendment No. 2 dated April 14, 2003, Amendment No. 3 dated January 19, 2004, and Amendment No. 4 dated November 29, 2004 (collectively, the “Agreement”) pursuant to which PPD provides CLIENT certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       The first sentence of Section 1E of the Agreement shall be deleted in its entirety and replaced with the following:

“The parties agree that as of the Effective Date, the staffing level shall be [***] full time equivalent (FTE) healthcare professionals to perform the Services hereunder.”

2.                                       The fifth sentence of Section 1E of the Agreement shall be deleted in its entirety and replaced with the following language:

“RELIANT and PPD may also modify hours of coverage, staffing level and types of staff upon mutual agreement, in writing.”

3.                                       The following shall be added to Section 1E of the Agreement:

“Requests for additional temporary backup staff shall be provided in writing (e-mail is sufficient) by RELIANT to PPD. PPD will collaborate with Reliant to continuously evaluate workload and the ongoing need for temporary back-up staff, and will make every effort to increase or decrease staffing levels as quickly as possible. Notwithstanding the foregoing, PPD agrees to provide any additional non-healthcare professional staffing within [***] business days of receiving a written request from Reliant. The costs and fees associated with providing such temporary backup staff shall be billed by PPD to RELIANT at the rates listed on Attachment B to the Agreement.”

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.                                       The first sentence of Section 1F shall be deleted in its entirety and replaced with the following:

“During the term of this Agreement, PPD shall provide the General Services to RELIANT Monday through Friday between the hours of 9:00 AM to 5:00 PM, ET.”

5.                                       Paragraph 4A shall be deleted in its entirety and be replaced with the following:

“By Reliant or PPD without cause upon ninety (90) days written notice to the other party. The parties agree to continue to fulfill the obligations hereunder during the ninety (90) day notice period”

6.                                       Pursuant to Section 5A of the Agreement, the 2006 PPD Fee Structure attached to this Amendment No. 5 as Attachment B shall replace the existing Attachment B to the Agreement and shall be effective beginning January 1, 2006 and shall remain in effect until December 31, 2006.

7.                                       Section 5B shall be deleted in its entirety and replaced with the following:

“Additional Costs. Reliant shall reimburse PPD for all out-of-pocket expenses incurred by PPD in performing the services hereunder as a pass through cost in accordance with the estimates set forth in Attachment B. Customized software, computer programming, and telephone programming will be billed according to the rates set for the in Attachment B. PPD will notify Reliant of any unforeseen added expenses for customized software, computer programming, and will initiate such services only with prior approval from Reliant.”

8.                                       In Section 20 of the Agreement, “721 Route 202/206 South, Bridgewater, New Jersey 08807” shall be deleted and replaced with 110 Allen Road, Liberty Corner, New Jersey 07938”.

9.                                       Attachment A to the Agreement shall be deleted in its entirety and replaced with the revised Attachment A attached to this Amendment No. 5.

10.                                 In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

11.                                 Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Lori Eberhardt

Name:	Steve Ketchum, Ph.D.	Name:	Lori Eberhardt

Title:	Sr. VP, R&D and Medical Affairs	Title:	VP, Operations

Date:	March 6, 2006	Date:	February 19, 2006

Attachment A
Scope of Services

1.                                       PPD will provide a Medical Information Support unit to manage inquiries from healthcare professionals, consumers and sales representatives about Reliant’s product line. Services to be provided by PPD on behalf of Reliant will be conducted in accordance with mutually approved standard operating procedures and include:

•                                          Management of inbound telephone inquiries regarding Reliant’s product line.

•                                          Initial recognition and documentation of adverse events and product complaints

•                                          Receipt and processing of inquiries received via Reliant’s field sales force

•                                          Fulfillment of requests for information via mail, fax or e-mail, including notification of completion to the requesting sales representative if appropriate. Reliant will provide letterhead and envelopes as need for fulfillment purposes. Alternatively, PPD will gain Reliant’s approval to utilize an external printing vendor to create necessary fulfillment supplies.

2.                                       Hours of operation for the Reliant Medical Information Project will be from 9:00 am to 5.00 pm ET, Monday through Friday. Hours may be modified as mutually agreed upon in writing by Reliant and PPD. Hours of operation do not include PPD holidays.

3.                                       PPD will provide Project Management support which includes, but is not limited to, oral and written communication with Reliant, procedure and protocol development, procedure and protocol maintenance, report generation, staff training, staff supervision and development, training plan development, quality assurance (including review of ADE and product complaint reports), consultative services, meeting preparation and conduction and communication with other third parties necessary to business operations. These services are provided by Supervisor(s), Quality Assurance and Training Personnel, Associate Director(s), Director(s) and Executive Director(s).

4.                                       PPD will collaborate with Reliant in developing and maintaining Reliant-specific standard operating procedures (SOPs) and operating guidelines. These documents include, but are not limited to, the following:

•                                          REL001:  Handling of [***] Received at PPD Medical Communications

•                                          REL002:  Handling of [***] Received at PPD Medical Communications

•                                          REL003:  Reliant Project Operational Procedure

•                                          OGREL003:  Processes Specific to Reliant-owned Products

5.                                       PPD has corporate SOPs in place to support non-client-specific services which are consistent across PPD’s contact center, the project team assigned to Reliant’s project will follow these SOPs. Corporate SOPs include [***].

6.                                       PPD will continually collaborate with Reliant to establish parameters for project metrics and reporting requirements, and will comply with all metrics agreed to and set forth below:

•                                          PPD will meet a service level goal of [***]. If circumstances arise such that PPD anticipates or observes a decrease in service level below this goal, PPD will immediately contact Reliant. PPD and

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Reliant will mutually agree upon steps necessary to address the current situation. If additional temporary staffing resources are recommended, PPD and Reliant will proceed in accordance with Section 1.E. of the Agreement.

•                                          If the Reliant staff is already on a call at the time when additional calls are received, these subsequent callers will queue for [***] and then be given an option to leave a voice mail message or continue to hold. Voice mail messages are considered completed (versus abandoned) calls.

•                                          All Adverse Events and Product Complaints will be documented and faxed to Reliant or the appropriate recipient within [***] in accordance with mutually agreed upon standard operating procedures.

•                                          PPD will respond to all Medical Inquiry Requests within [***] of receipt at PPD. If the response time will exceed [***], PPD will notify Reliant immediately via e-mail. Notwithstanding, the turnaround time for information for which no standard response exists, hereby called Custom Requests, will be processed as soon as possible. Turnaround time on such requests may be dependent upon information from Reliant and/or other companies. Thus, at the request of Reliant, a customized pending letter will be sent to the requesting health care professional until a written response can be generated. Verbal responses to such requests will be provided as soon as information is made available to PPD. Written responses to such requests may take an undeterminable length of time due to research, composition, and approval processes.

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT B
Effective January 1, 2006
Term of Attachment B:  January 1, 2006 until December 31, 2006

2006 PPD FEE STRUCTURE

HOURLY RATES (unless otherwise indicated)	01/01/2006 – 12/31/2006
MEDICAL INFORMATION (MI) RATES
Director/Executive Director/Vice President	[***]
Associate Director	[***]
Supervisor	[***]
Pharmacist Standard	[***]
Crisis & Holiday**	[***]
Nurse Standard	[***]
Crisis & Holiday**	[***]
CAS Standard	[***]
Crisis & Holiday**	[***]
Pager Coverage	[***]
INFORMATION TECHNOLOGY (IT) RATES
Information Systems Support, Database & Report Programming, Telephone Programming, and Workstation Set-up	[***]

ADDITIONAL COSTS (as indicated)	01/01/2006 – 12/31/2006

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying, Literature Searches

[***]
Internal Document Procurement (per document)	[***]
Internal Copying (per page)	[***]
Videoconferencing (per hour)	[***]

Reliant shall compensate PPD for performance of services rendered by PPD pursuant to this agreement on the basis of time spent by PPD staff in one-fourth (1/4) hour increments multiplied by the appropriate staff hourly rate as set forth herein. Such rates shall also apply to staff time required for travel when off-site travel is requested by Reliant. Out-of-pocket costs shall be reimbursed by Reliant at cost, pursuant to the budget set forth herein. Reliant shall pay all undisputed invoices within thirty (30) days from receipt of such invoice.

PPD and Reliant agree that costs for Medical Information services for the calendar year 2006 are estimated to be $[***]  These costs are based on an incoming medical inquiry rate of [***] per day, and include the following:

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Staffing/Project Management, Telecom and IS Support	[***]
Fulfillment Handling*	[***]
Printing	[***]
TOTAL ESTIMATED COSTS	[***]

*Includes Postage, copyright clearance, document procurement, storage, etc.

These estimates will be reevaluated by Reliant and PPD on a quarterly basis, with the first reevaluation on April 1st, 2006. At this time, the number of incoming inquiries and final costs associated with staffing, management, and fulfillment during the first quarter of 2006 will be assessed and compared with the aforementioned estimate. If warranted, the total estimated costs for 2006 will be revised to more accurately reflect actual costs incurred through PPD Medical Information services. Any revisions to the budget or the terms of this statement of work must be agreed upon in writing by both parties.

PPD will provide Reliant on a monthly basis a financial report which will outline in detail the following items:

•                                          Number of [***] processed on a [***] basis

•                                          Number of hours each employee (as indicated above) has worked on Reliant business

•                                          Final monthly estimate of the number of hours charged to Reliant, organized by product

•                                          Final monthly estimate of costs associated with fulfillment and printing

•                                          A dated list of invoices that have been sent to Reliant

PPD will provide all backup receipts for out-of-pocket expenses within 90 days of invoice.

PPD will also provide Reliant with weekly status reports of progress and maintenance of all medical information letters and processing.

PPD shall utilize commercially reasonable best efforts to perform the Services, to the sole satisfaction of Reliant, within the estimated budget set forth herein. In the event the Services, or estimated out-of-pocket expenses, are anticipated to exceed the estimated budget by 10% or more, PPD shall promptly notify Reliant to obtain direction prior to exceeding the estimated budget.

For purposes of the following estimate of expenses for the calendar year 2006, PPD’s Medical Information support staff consists of:

•                                          [***] pharmacist

•                                          [***] nurse

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•                                          additional non-healthcare professional (CAS) staff as required and approved by Reliant

•                                          Project Management including an Operations Supervisor and Associate Director of Operations.

Staff will perform services as described in Section 1 of the Agreement and Attachment A to the Agreement.

PPD Medical Communication Estimated Expenses
2006

Item		Monthly Estimate: January 2006
Med Info Support: staff*, telecom**,	IS/IT support	[***]
• CAS:	[***] hours
• RN:	[***] hours
• RPh:	[***] hours
• Supervisor	[***] hours
• A.D.:	[***] hours
• IS Support:	[***] hours
Med Info Support: fulfillment handling***		[***]
Med Info Support: printing		[***]
Med Info Support: TOTAL January Monthly Estimate		[***]

Monthly Estimate: February 2006
Med Info Support: staff*, telecom**,	IS/IT support	[***]
• CAS:	[***] hours
• RN:	[***] hours
• RPh:	[***] hours
• Supervisor:	[***] hours
• A.D.:	[***] hours
• IS Support:	[***] hours
Med Info Support: fulfillment handling***		[***]
Med Info Support: printing		[***]
Med Info Support: TOTAL February Monthly Estimate		[***]

Monthly Estimate: March 2006
Med Info Support: staff*, telecom**,	IS/IT support	[***]
• CAS:	[***] hours
• RN:	[***] hours
• RPh:	[***] hours

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

• Supervisor:	[***] hours
• A.D.:	[***] hours
• IS Support:	[***] hours
Med Info Support: fulfillment handling***		[***]
Med Info Support: printing		[***]
Med Info Support: TOTAL February Monthly Estimate		[***]

Monthly Estimate: April – December 2006
Med Info Support: staff*, telecom**,	IS/IT support	[***]
• CAS:	[***] hours
• RN:	[***] hours
• RPh:	[***] hours
• Supervisor:	[***] hours
• A.D.:	[***] hours
• IS Support:	[***] hour
Med Info Support: fulfillment handling***		[***]
Med Info Support: printing		[***]
Med Info Support: TOTAL February Monthly Estimate		[***]

Med Info Support: 2006 ANNUAL ESTIMATE		[***]

* inc. Project Management

** Telecom cost estimate is based on an average expense of approximately $[***] per month

*** inc. postage, copyright clearance, document procurement, storage, etc.

The following dates are considered as holidays for the purpose of this Agreement. If requested by RELIANT, in writing at least 60 working days in advance, PPD will provide services to RELIANT on these days as mutually agreed at he listed holiday rates.

[***]:                Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

New Year’s Day (observed)	July Fourth (observed)	Christmas Day (observed)
Good Friday	Labor Day	Day After Thanksgiving
Memorial Day	Thanksgiving	Day After Christmas or Christmas Eve Day (observed)

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above-observed holidays actually occur.

AMENDMENT NO. 6

THIS AMENDMENT NO. 6 (“Amendment”) is made this 14th day of February, 2007 (“Effective Date”) by and between Reliant Pharmaceuticals, LLC (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Services Agreement dated February 12, 2001, and amended by Amendment No. 1 dated December 31, 2001, Amendment No. 2 dated April 14, 2003, Amendment No. 3 dated January 19, 2004, Amendment No. 4 dated November 29, 2004 and Amendment No. 5 dated January 1, 2006 (collectively, the “Agreement”) pursuant to which PPD provides certain medical information services to CLIENT; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Section 1.A. of the Agreement: The fifth (5th) sentence shall be deleted in its entirety and replaced with the following:

“According to the mutual agreement of Reliant and PPD, PPD shall make available a sufficient number of highly qualified pharmacists and/or nurses, and customer assistance specialists (“Staff’) as approved by Reliant, to handle the volume of calls directed to PPD through the Reliant toll-free number(s).”

2.                                       Section 1.E. of the Agreement: The first (1st) sentence shall be deleted in its entirety and replaced with the following:

“The parties agree that the staffing level of up to [***] full time equivalent (FTE) healthcare professionals and [***] FTE customer assistance specialist be established to perform the services hereunder.”

3.                                       Section 1.F. of the Agreement: The first (1st) sentence shall be deleted in its entirety and replaced with the following:

“During the term of this Agreement, PPD shall provide the General Services to CLIENT Monday through Friday between the hours of 9:00 AM and 5:00 PM, ET.”

4.                                       Pursuant to Section 5A of the Agreement, the 2007 PPD Fee Schedule attached to this Amendment No. 6 as Attachment B shall replace the existing Attachment B to the Agreement and shall be effective beginning January 1, 2007 and shall remain in effect until December 31, 2007.

5.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/Vivian Broach

Name:	Steve Ketchum, Ph.D.	Name:	Vivian Broach

Title:	Sr. VP, R&D and Medical Affairs	Title:	Executive Director, Operations

Date:	January 27, 2007	Date:	February 14, 2007

ATTACHMENT B
2007 PPD FEE SCHEDULE

MEDICAL INFORMATION SUPPORT RATES	Unit	2007
Director	Per hour	[***]
Associate Director	Per hour	[***]
Supervisor	Per hour	[***]
Pharmacist Standard – Weekday (Mon – Fri)	Per hour	[***]
Pharmacist Crisis & Holiday**	Per hour	[***]
Nurse Standard – Weekday (Mon – Fri)	Per hour	[***]
Nurse Crisis & Holiday**	Per hour	[***]
CAS Standard – Weekday (Mon – Fri)	Per hour	[***]
CAS Crisis & Holiday**	Per hour	[***]
IT Support Fee	Per month	[***]

ADDITIONAL COSTS	Unit	2007

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying, Literature Searches

	As needed	[***]
Internal Document Procurement	Per document	[***]

Reliant and PPD agree that total costs for the 2007 calendar year for Medical Information Services are estimated to be $[***], with a total monthly cost estimated at $[***]. Any revisions to the budget or the terms of this statement of work must be agreed upon in writing by both parties.

PPD shall utilize commercially reasonable best efforts to perform the Services, to the sole satisfaction of RELIANT, within the estimated budget set forth herein. In the event the Services, or estimated out-of-pocket expenses, are anticipated to exceed the estimated budget by 10% or more, PPD shall promptly notify Reliant to obtain direction prior to exceeding the estimated budget.

Reliant shall compensate PPD for performance of services rendered by PPD pursuant to this agreement on the basis of time spent by PPD staff in one-fourth (1/4) hour increments multiplied by the appropriate staff hourly rate as set forth herein. Out-of-pocket costs shall be reimbursed by Reliant at cost, pursuant to the budget set forth herein. Reliant shall pay all undisputed invoices within thirty (30) days from receipt of such invoices.

PPD invoices monthly based on the fee schedule shown above. Each invoice will outline in detail the number of hours each employee (as indicated above) has worked on behalf of Reliant.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

**The following dates are considered as holidays for the purpose of this Agreement. If requested in writing at least 60 working days in advance, PPD will provide services on these days as mutually agreed at the listed holiday rates.

New Year’s Day (observed)	Thanksgiving
Good Friday	Day after Thanksgiving
Memorial Day	Christmas Day (observed)
July Fourth (observed)	Day after Christmas or Christmas Eve Day (observed)
Labor Day

Should the project operate on weekends, holiday rates will apply to Easter Sunday and to weekend days on which the above-observed holidays actually occur.

Reliant Pharmaceuticals, INC.

DEPARTMENTS Medical Affairs (502)

PRODUCTS All Products and Projects

VERSION Budget rev A – 2007

		January	February	March	April	May	June	July	August	September	October	November	December	Total Year
	Headcount	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60000	Salaries & Wages	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60200	Employee Benefits Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60010	Performance Bonuses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60100	Payroll Taxes Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60300	Recruiting Agency Fees	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Total Compensation	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

71000	Office Supplies	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71200	Office Postage	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72000	Consulting Fees	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72050	Consultant Honorarium	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71500	Membership & Dues	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71550	Publications & Subscriptions	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65005	Literature – Non Brand	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72230	Software Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69010	Medical Letters	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
69100	Med Information Support Line	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71210	Common Telephone & Comm - IT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61300	Business Travel & Lodging	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61320	Business Meals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61500	Entertainment & Meals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61520	Business / Holiday Gifts	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61530	Telephone & Comm	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
72100	Temporary Help	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Total Operating Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Total Departmental Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

66340	Educational Grants	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65350	Journal Supplement	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65355	Advisory / Scientific Meetings	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
65358	Other Medical Education Costs	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Other Cost Responsibilities	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Sub Total Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Allocation Out – Brand Spend	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – COGS	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – Comm Ops	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – Depr & Amort	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – Interest Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – Other Exp & Inc	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Allocation Out – Regulatory Filings	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Allocation Out – R&D Projects	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Allocation Out – Income Taxes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Allocation Out – Direct Mfg OH	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Allocation Out – Regulatory S&M	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total &L Reclassifications	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Net Allocations In/Out	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.